[GRAPHIC OMITTED]                                    PLEASE VOTE NOW!


                         MFS(R) MULTIMARKET INCOME TRUST
                          MFS(R) MUNICIPAL INCOME TRUST
                      500 Boylston Street, Boston, MA 02116
--------------------------------------------------------------------------------
Dear Shareholder:

Recently we distributed proxy material regarding the Annual Meetings of shareholders for the MFS Multimarket Income Trust and MFS Municipal Income Trust. These meetings are scheduled for October 12, 2001. Our records indicate that we have not yet received your voting instructions.

                         WE NEED YOUR VOTE IMMEDIATELY!

A shareholder may think his or her vote is not important, but it is vital. Your vote will enable the Funds to hold the meetings as scheduled and avoid the cost of additional solicitation, so please vote immediately. You and all other shareholders will benefit from your cooperation.

For your convenience, we have established four easy methods by which to register your vote:

     1.  By Phone:              Please call Georgeson Shareholder Communications
                                Inc. toll free at 1-888-832-6971.
                                Representatives are available to answer any questions and take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m.
                                Eastern Time.

     2.  By Internet:           Visit www.proxyvote.com, and enter the control
                                number located on your proxy card.

     3.  By Touch-tone Phone:   Call the toll-free number printed on your proxy
                                card. Enter the control number located on your proxy card and follow the recorded instructions.

     4.  By Mail:               Execute your proxy and return it in the enclosed
                                postage paid envelope immediately.


Thank you for your time.

[GRAPHIC OMITTED]                                    PLEASE VOTE NOW!



                         MFS(R) MULTIMARKET INCOME TRUST
                          MFS(R)MUNICIPAL INCOME TRUST
                      500 Boylston Street, Boston, MA 02116
--------------------------------------------------------------------------------

Dear Shareholder:

Recently we distributed proxy material regarding the Annual Meetings of shareholders for the MFS Multimarket Income Trust and MFS Municipal Income Trust. These meetings are scheduled for October 12, 2001. Our records indicate that we have not yet received your voting instructions.


                         WE NEED YOUR VOTE IMMEDIATELY!


A shareholder may think his or her vote is not important, but it is vital. Your vote will enable the Funds to hold the meetings as scheduled and avoid the cost of additional solicitation, so please vote immediately. You and all other shareholders will benefit from your cooperation.


For your convenience, we have established three easy methods by which to register your vote:


     1.  By Internet:           Visit www.proxyvote.com, and enter the control
                                number located on your proxy card.

     2.  By Touch-tone Phone:   Call the toll-free number printed on your proxy
                                card. Enter the control number located on your proxy card and follow the recorded instructions.

     3.  By Mail:               Execute your proxy and return it in the enclosed
                                postage paid envelope immediately.


Thank you for your time.

                                  SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [ X ]
Filed by a party other than the Registrant
Check the appropriate box:  [   ] Preliminary Proxy Statement
                            [   ] Confidential for Use of the Commission
                                   Only (as permitted by Rule 14a-6(e)(2))
                            [   ] Definitive Proxy Statement
                            [ X ] Definitive Additional Materials
                            [   ] Soliciting Material Pursuant to Rule 14a-11(c)
                                   or Rule 14a-12


MFS(R)Multimarket Income Trust (File Nos. 33-11246 and 811-4975); and MFS(R)Municipal Income Trust (File Nos. 33-8850 and 811-4841)
--------------------------------------------------------------------------------
(Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
     [ X ]    No fee required

     [   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
              and 0-11.

     (1)      Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
     (2)      Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
     (3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
     (4)      Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
     (5)      Total Fee Paid:
--------------------------------------------------------------------------------
     [   ]    Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
     [   ]    Check box if any part of the fee is offset as provided by
              Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)      Amount previously paid:
--------------------------------------------------------------------------------
     (2)      Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
     (3)      Filing Party:
--------------------------------------------------------------------------------
     (4)      Date Filed:
--------------------------------------------------------------------------------

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY
              500 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116-3741
                                 (617) 954-5000





                                        September 27, 2001

VIA EDGAR
Securities and Exchange Commission
Division of Investment Management
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549

     Re:  MFS(R)Multimarket  Income Trust (File Nos. 33-11246 and 811-4975); and
          MFS(R)Municipal   Income  Trust  (File  Nos.   33-8850  and  811-4841)

Ladies and Gentlemen:

     We enclose herewith pursuant to rule 20a-1 under the Investment Company Act of 1940, as amended, and Rule 14a-6(b) under the Securities Exchange Act of 1934, as amended (the "1934 Act"), a definitive copy of additional solicitation materials delivered to shareholders in connection with the Annual with Meetings of Shareholders of the Trusts, to be held on October12, 2001.

     If you have any questions, please do not hesitate to call the undersigned at (617) 954-5047.

                                        Sincerely,



                                        JAMES F. DESMARAIS
                                        James F. DesMarais
                                        Assistant General Counsel

JFD/bjn
Enclosures